UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2009

AMBASSADORS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-26420	91-1688605

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)
2101 4th Avenue, Suite 210, Seattle, Washington 98121
(Address of Principal Executive Offices)
(Zip Code)
(206) 292-9606
(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 8.01 Other Events.
     On September 25, 2009, Ambassadors International, Inc. (the “Company”) announced that it commenced an exchange offer for any and all of the Company’s $97.0 million outstanding 3.75% convertible senior notes due 2027. A copy of the press release issued by the Company on September 25, 2009 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press release, dated September 25, 2009 (incorporated herein by reference to Exhibit (a)(5)(B) to the Company’s Schedule TO-I filed on September 25, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.
Date: September 25, 2009	By:	/s/ Arthur A. Rodney
Arthur A. Rodney
Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit
99.1	Press release, dated September 25, 2009 (incorporated herein by reference to Exhibit (a)(5)(B) to the Company’s Schedule TO-I filed on September 25, 2009).